Second Quarter 2019 Earnings Presentation August 1, 2019 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the second quarter and full year of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10- Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as the December 24, 2018 Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, significant temporary idling charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs and the reversal of our tax valuation allowance that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

SECOND QUARTER UPDATE

Second Quarter 2019 Financial Highlights Reported Net Earnings $ Millions Adjusted Net Earnings $ Millions $592 $321 $324 $262 $291 $214 $81 $78 $54 $68 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Profit Adjusted 6% 8% 16% 2% 2% 7% 9% 9% 2% 2% Margin: Profit Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $400 $398 $526 $535 $321 $451 $285 $278 $142 $128 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Segment Adjusted 9% 11% 11% 4% 4% 12% 14% 14% 8% 8% EBIT EBITDA 2 Margin1: Margin : 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 5

Flat-rolled Segment Key Segment Statistics Select End – Market Indicators1 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Automotive 2 Shipments: 2,584 2,659 2,733 2,725 2,804 May and June sales beat expectations and SAAR of 17.4M in 000s, net tons improves over first 4 months at 16.7M. Vehicle inventories stable at 67 days supply going into July OEM outages. Production: 2,841 2,933 3,334 3,075 2,984 in 000s, net tons Construction Dodge square footage up in June as weather conditions Adjusted EBITDA $ Millions improve, but YTD square footage below first 6 months 2018. $426 $392 Service Centers $316 June carbon flat-rolled tons per day shipped of 106,600 tons $244 $199 best since October 2018. Gross inventory lowest in 2 years. Contract vs. Spot Mix 77% Contract; 23% Spot 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 1% EBITDA 18% Margin: 13% 15% 16% 8% 9% 33% Average Selling Price $ / net ton $819 $859 $823 $798 $779 20% 5% 23% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Firm (33%) Market Based Semi-Annual (1%) Cost Based (5%) Market Based Quarterly (20%) Spot (23%) Market Based Monthly (18%) 6 1Source: Wards, Dodge, MSCI 2SAAR = seasonally adjusted annual rate

U. S. Steel Europe Segment Key Segment Statistics Select End – Market Indicators1 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Automotive Shipments: 1,156 1,101 1,073 1,064 1,004 EU car production expected to decline 2.3% year-over-year in 000s, net tons (y-o-y) in 2019, however the V4 region2 is projected to grow 0.9% over the same time frame. Production: 1,308 1,210 1,213 1,159 1,148 in 000s, net tons Construction In 2019, the construction sector is expected to grow by 1.9% Adjusted EBITDA $ Millions y-o-y, driven largely by public construction projects. $136 Service Center $95 $85 Higher than normal inventory levels persist. As a result, $52 distributor demand for new material is low. $13 Contract vs. Spot Mix 67% Contract; 33% Spot 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 8% EBITDA Margin: 16% 12% 11% 7% 2% 7% Average Selling Price $ / net ton 46% $707 $669 $686 $670 $652 33% 6% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Firm (46%) Cost Based (6%) Market Based Quarterly (7%) Spot (33%) Market Based Monthly (8%) 7 1Source: Eurofer, USSK Marketing, IHS, Eurometal 2Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia

Tubular Segment Key Segment Statistics Select End – Market Indicators1 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Oil Prices Shipments: 201 184 216 207 195 West Texas Intermediate Oil Price at ~$55/barrel, up ~25% in 000s, net tons since the end of 2018. Imports Imports of OCTG remain high. During 2Q, import share of OCTG Adjusted EBITDA $ Millions apparent market demand is projected to be approximately 45%. $18 $21 OCTG Inventory $8 $6 Overall, OCTG supply chain inventory is approximately 3 months. Contract vs. Spot Mix 30% Program; 70% Spot ($23) 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 EBITDA Margin: (7%) 6% 2% 6% 2% 30% Average Selling Price $ / net ton $1,602 $1,449 $1,488 $1,549 $1,524 70% 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Program (30%) Spot (70%) 8 1Source: Bloomberg, US Department of Commerce, Preston Publishing

Second Quarter Segment EBITDA Bridges

2Q 2018 vs 2Q 2019

Flat-rolled $ Millions



$316
($39)
($27)
($42)
$36
$244
2Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2019

Commercial: The unfavorable impact is primarily the result of lower average realized prices partially offset by increased volumes.

Raw Materials: The unfavorable impact is primarily the result of higher costs for coal and outside purchased coke.

Maintenance & Outage: The unfavorable impact is primarily the result of higher planned outages, primarily purposeful investments in asset revitalization projects.

Other: The favorable impact is primarily the result of reduced variable compensation.

U. S. Steel Europe $ Millions



$136
($60)
($37)
$1
($27)
$13
2Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2019

Commercial: The unfavorable impact is the result of lower average realized prices and decreased volumes.

Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore.

Maintenance & Outage: The change is not material.

Other: The unfavorable impact is primarily the result of unfavorable change in the U.S. Dollar / Euro exchange rate.

Tubular $ Millions



($23)
$13
$23
($7)
$0
$6
2Q 2018
Commercial
Raw Materials
Maintenance & Outage
Other
2Q 2019

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The favorable impact is primarily the result of lower costs for steel substrate for hot rolled bands from our Flat-Rolled segment and rounds purchased from third-party suppliers.

Maintenance & Outage: The unfavorable impact is primarily the result of restart and investment related costs.

Other: There is no year-over-year change.

United States Steel Corporation
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FINANCIAL FLEXIBILITY

Cash and Liquidity Support Execution of our Strategy Cash from Operations $ Millions Cash and Cash Equivalents $ Millions $938 $1,515 $1,553 $826 $754 $1,000 $755 $360 $366 $651 YE 2015 YE 2016 YE 2017 YE 2018 1H 2019 YE 2015 YE 2016 YE 2017 YE 2018 1H 2019 Total Estimated Liquidity $ Millions Net Debt $ Millions $3,350 $2,383 $2,899 $2,830 $2,375 $2,480 $1,764 $1,516 $1,381 $1,150 YE 2015 YE 2016 YE 2017 YE 2018 1H 2019 YE 2015 YE 2016 YE 2017 YE 2018 1H 2019 11

Proactively De-Risked Our Debt Maturity Profile MaturityReduction profile in Reduction in near-term significantlycontrollableDebt overheadextended Maturity2025 maturities ~$1.8B ~$150Mnext significant EBITDA opportunity Reduction in near-term Profile debt maturity maturities June 2019: $329M $754M $761M $532M $232M $66M $8M $8M $15M $64M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ June 2017: $2,089M $1,185M $527M $435M $410M $165M $12M $59M $0M $60M $0M $108M 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027+ 12

STRATEGY OVERVIEW

Building a Solid Foundation for Our Future OUR STRATEGY CRITICAL SUCCESS FACTORS . Enhance operational excellence: 1 safe, environmentally Move Down the Cost Curve responsible, reliable and cost effective operations 2 . Create operating leverage: revitalized steelmaking assets Win in Strategic Markets with improved operational performance 3 . Invest in technology: cost structure and product Move Up the Talent Curve capabilities to serve strategic markets 14

Our Critical Success Factors Move Down the Cost Curve Win in Strategic Markets Move Up the Talent Curve Improve through-cycle Increase capabilities to Attract, develop, and retain profitability: grow share in strategic top talent: markets where we can: ̶ Continue investments in ̶ Win in growing markets ̶ Advance our culture Asset Revitalization and Reliability Centered ̶ Differentiate on the ̶ Strengthen our Maintenance basis of cost, quality and commitment to our product attributes S.T.E.E.L. Principles ̶ Focus on innovation and technology ̶ Reduce impact of demand cyclicality 15

EXECUTION DEEP DIVE Construction of the Fairfield EAF

Three Elements of Execution Improve Reliability Improvements in reliability to generate Execute Planned Outages throughput and efficiency benefits Strong execution positions us to extract value from investments Reduce Capital Intensity Post investment horizon … optimization of sustaining capex and maintenance and outage (M&O) 17

Improvements in reliability to generate throughput and efficiency benefits Less Unplanned Downtime on Constrained Assets Reduction in controllable1/2 overhead 1 months Unplanned Downtime in Days increased production Less Unplanned on constrained units Downtime from improved reliability1 Reduction in controllable overhead $200M annual EBITDA opportunity from improved reliability as part of Asset Revitalization2 2016 2017 2018 2019 Base Target Improve Reliability Execute Planned Outages Reduce Capital Intensity 1 Fewer unplanned downtime at each Asset Revitalization steelmaking facility’s constrained unit. 18 2 Commercial benefits plus operational efficiencies. This represents $200 million of the annual $275 - $325 million end of program Asset Revitalization EBITDA targeted benefits.

Strong execution positions us to extract value from investments at the Mon Valley BOP ̶ 85% of Mon Valley BOP Asset ̶ 200k additional tons on a key Reduction in controllable Reduction in controllable Revitalization work complete constrained asset overhead overhead ̶ Source of high quality, low cost ̶ Significant improvement in liquid steel for future endless Standard Overall Equipment casting and rolling line Effectiveness (SOEE) losses Going 2019 Forward 200,000 200,000 Tons Tons (350,000) Tons Run-rate (150,000) Reliability Tons Improvement (excluding increased Reliability Increased Planned Total planned outage days) Improvement Outages Days Improve Reliability Execute Planned Outages Reduce Capital Intensity 19

Strong execution positions us to extract value from investments at the Gary BF #14 Reduction in controllable Reduction in controllable overhead overhead Pulverized Natural Coal ̶ Suite of initiatives to optimize Gas Injection blast furnace fuel rates at Coke Gary Works ̶ Enabled by Asset Revitalization investment in furnace staves ̶ First upgrades completed in March; final set of replacements in 2H 2019 ̶ Increases use of PCI to displace coke and natural gas +$5M Optimize Fuel Rate YTD Benefit Improve Reliability Execute Planned Outages Reduce Capital Intensity 20

Post investment horizon … optimization of sustaining capex and M&O Current Investment Mix After Strategic Investments Mix $2.5 Billion $1.9 Billion Sustaining Capex + Maintenance & Outage Expense1 Sustaining Capex + Maintenance & Outage Expense1 35% 30% Sustaining Capital Spending Maintenance & Outage Expense 65% 70% ~25% optimization after the completion of strategic investments Improve Reliability Execute Planned Outages Reduce Capital Intensity 21 1 Total enterprise amount

Executing strategic investments in line with expectations On track At risk Off track Run-Rate Execution Technology Investments Investment EBITDA Status Mon Valley Endless Casting & Rolling $1,200M $275M 1 (2019 – 2022 investment) Tubular EAF $280M $80M 2 (2019 – 2020 investment) USSK Dynamo Line 3 (2019 – 2020 investment) $130M $35M TOTAL $1,610M $390M Compelling return on investment from strategic projects 22

Investments in technology generate balanced benefit streams to de-risk value realization

Run Rate EBITDA Contribution from Strategic Projects

$ in millions

Technology Enabled


~$180
~$170
~$30
~$10
~$390
Capability Enhancement
Cost Improvement
Energy Efficiencies
Other
Exit Rate

	Capability Enhancement	Cost Improvement	Energy Efficiencies	Other
1 Mon Valley Endless Casting & Rolling	✓	✓	✓	✓
2 Tubular EAF		✓		
3 USSK Dynamo Line	✓			

United States Steel Corporation
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Options available to fund our strategic investments



~$1.6B
2022
~$90M
2021
~$690M
2020
~$610M
2019
~$220M
Investments[1]
by year
~$1.6B
~$400+M
High Yield
Market (opportunistically)
~$300M
Upsize
U.S. ABL
~$280M
USSK Revolver
~$300M
Vendor Supported
Financing
~$300M
Environmental
Revenue Bonds
Financing
Scenario
~6%
expected blended
coupon rate[2]

Flexible and efficient sources of financing

Note: The financing options above are illustrative, and the ultimate sources of financing may differ materially from those above, based on market conditions.

United States Steel Corporation

[1] Includes EAF, Dynamo Line and Endless Casting and Rolling

[2] ~$880M is variable rate based on exposure to EURIBOR / LIBOR; calculation assumes rates as of July 2019

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APPENDIX

Second Quarter Segment EBITDA Bridges 1Q 2019 vs 2Q 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices partially offset by the seasonal impact from $48 higher third party pellet sales. $28 Raw Materials: The favorable impact is primarily the result of ($6) ($25) reduced blast furnace fuels and lower costs for scrap. $244 $199 Maintenance & Outage: The unfavorable impact is primarily the result of higher planned outages. 1Q Commercial Raw Maintenance Other 2Q Other: The favorable impact is primarily the result of lower 2019 Materials & Outage 2019 energy costs. U. S. Steel Europe $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes. Raw Materials: The unfavorable impact is primarily the result of $52 ($17) higher costs for iron ore. $8 $1 $13 Maintenance & Outage: The change is not material. ($31) Other: The favorable impact is primarily the result of lower energy 1Q Commercial Raw Maintenance Other 2Q costs and consumption. 2019 Materials & Outage 2019 Tubular $ Millions Commercial: The unfavorable impact is the result of decreased $6 volumes and lower average realized prices. Raw Materials: The favorable impact is primarily the result of lower costs for steel substrate for rounds purchased from third-party $21 ($7) suppliers and hot rolled bands from our Flat-Rolled segment. ($11) The unfavorable impact is primarily the ($3) $6 Maintenance & Outage: result of restart and investment related costs. 1Q Commercial Raw Maintenance Other 2Q Other: The unfavorable impact is primarily the result of inventory 2019 Materials & Outage 2019 changes. 26

Total Corporation Adjusted EBITDA Bridges 2Q 2018 vs 2Q 2019 $ Millions 2Q 2018 vs 2Q 2019 $ Millions ($86) $2 ($72) $29 ($41) $451 ($48) $451 ($123) ($7) $278 $278 2Q Commercial Raw Maintenance Other 2Q 2Q Flat- U. S. Steel Tubular Other 2Q 2018 Materials & Outage 2019 2018 rolled Europe 2019 1Q 2019 vs. 2Q 2019 $ Millions 1Q 2019 vs. 2Q 2019 $ Millions $55 $45 $3 $2 ($39) ($49) ($16) ($15) $285 $278 $285 $278 1Q Commercial Raw Maintenance Other 2Q 1Q Flat- U. S. Steel Tubular Other 2Q 2019 Materials & Outage 2019 2019 rolled Europe 2019 27

Reconciliation of segment EBITDA Segment EBITDA – Flat-rolled 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes $224 $305 $328 $95 $134 Depreciation 92 87 98 104 110 Flat-rolled Segment EBITDA $316 $392 $426 $199 $244 Segment EBITDA – U. S. Steel Europe 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes $115 $72 $62 $29 ($10) Depreciation 21 23 23 23 23 U. S. Steel Europe Segment EBITDA $136 $95 $85 $52 $13 Segment EBITDA – Tubular 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 ($ millions) Segment earnings before interest and income taxes ($35) $7 ($3) $10 ($6) Depreciation 12 11 11 11 12 Tubular Segment EBITDA ($23) $18 $8 $21 $6 28

Reconciliation of net debt Net Debt YE YE YE YE 1H ($ millions) 2015 2016 2017 2018 2019 Short-term debt and current maturities of long- $45 $50 $3 $65 $70 term debt Long-term debt, less unamortized discount and 3,093 2,981 2,700 2,316 2,345 debt issuance costs Total Debt $3,138 $3,031 $2,703 $2,381 $2,415 Less: Cash and cash equivalents 755 1,515 1,553 1,000 651 Net Debt $2,383 $1,516 $1,150 $1,381 $1,764 29

Cash Conversion Cycle Cash Conversion Cycle 4Q 2018 2Q 2019 $ $ millions Days millions Days Accounts Receivable, net $1,659 42 $1,638 43 + Inventories $2,092 58 $2,166 61 − Accounts Payable and Other Accrued $2,477 72 $2,565 71 Liabilities = Cash Conversion Cycle 28 33 Accounts Receivable Days is calculated as Average Accounts Receivable, net divided by total Net Sales multiplied by the number of days in the quarter. Inventory Days is calculated as Average Inventory divided by total Cost of Sales multiplied by the number of days in the quarter. Accounts Payable Days is calculated as Average Accounts Payable and Other Accrued Liabilities less bank checks outstanding and other current liabilities divided by total Cost of Sales multiplied by the number of days in the quarter. Cash Conversion Cycle is calculated as Accounts Receivable Days plus Inventory Days less Accounts Payable Days. 30

Reconciliation of reported and adjusted net earnings ($ millions) 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Reported net earnings attributable to U. S. Steel $214 $291 $592 $54 $68 December 24, 2018 Clairton coke making facility fire ─ ─ ─ 27 10 United Steelworkers labor agreement signing bonus and ─ ─ 88 ─ ─ related costs Reversal of tax valuation allowance ─ ─ (374) ─ ─ Gain on equity investee transactions (18) ─ (20) ─ ─ Loss on debt extinguishment and other related costs 28 3 21 ─ ─ Granite City Works restart and related costs 36 27 17 ─ ─ Granite City Works adjustment to temporary idling charges 2 ─ ─ ─ ─ Adjusted net earnings attributable to U. S. Steel $262 $321 $324 $81 $78 31

Reconciliation of adjusted EBITDA ($ millions) 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 2019 Reported net earnings attributable to U. S. Steel $214 $291 $592 $54 $68 Income tax (benefit) provision 12 23 (339) 8 (7) Net interest and other financial costs 75 59 60 49 54 Reported earnings before interest and income taxes $301 $373 $313 $111 $115 Depreciation, depletion and amortization expense 130 126 137 143 150 EBITDA $431 $499 $450 $254 $265 December 24, 2018 Clairton coke making facility fire ─ ─ ─ 31 13 United Steelworkers labor agreement signing bonus and ─ ─ 88 ─ ─ related costs Gain on equity investee transactions (18) ─ (20) ─ ─ Granite City Works restart and related costs 36 27 17 ─ ─ Granite City Works adjustment to temporary idling charges 2 ─ ─ ─ ─ Adjusted EBITDA $451 $526 $535 $285 $278 32

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com